                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): February 22, 1999

                          e.spire Communications, Inc.
           (formerly known as American Communications Services, Inc.)
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314                  52-1947746
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File No.)                Identification No.)

133 National Business Parkway, Suite 200
Annapolis Junction, Maryland                                  20701
(Address of Principal Executive                               (Zip Code)
Offices)

(301) 361-4200
(Registrant's telephone number,
including area code)


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Item 5. Other Events

On February 22, 1999, e.spire Communications, Inc. (NASDAQ: ESPI) issued a press release announcing that Dennis Kern has been named chief operating officer of the company. Mr. Kern replaces Ronald E. Spears, who announced his resignation from e.spire.


Item 7.           Financial Statements and Exhibits.

 (c)    Exhibits


 Exhibit Number                                                    Reference

 (99)    Additional Exhibits

        Press Release dated February 22, 1999                     Exhibit 99.1



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     e.spire Communications, Inc.
                                     By


Date: February 22, 1999              /s/ Riley M. Murphy
                                     -------------------
                                     Riley M. Murphy, Executive Vice President
                                     Legal and Regulatory Affairs and Secretary